April 18, 2018 DO NOT ACCEPT MACKENZIE TENDER OFFER Dear Griffin Capital Essential Asset REIT, Inc. Stockholder: On April 18, 2018, MacKenzie Capital Management, LP and its affiliates (collectively, “MacKenzie”) commenced an unsolicited offer to purchase up to 1,000,000 shares of common stock of Griffin Capital Essential Asset REIT, Inc. (the “Company”) at a price of $ 7.24 per share in cash (the “MacKenzie Offer”). You should expect to receive offer materials for the MacKenzie Offer, if you have not received them already. THIS IS NOT AN OFFER FROM GRIFFIN. After carefully evaluating the MacKenzie Offer and consulting with our management, other personnel of our external advisor and our outside legal advisor, THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU REJECT THE MACKENZIE OFFER AND NOT TENDER YOUR SHARES. We believe the MacKenzie Offer is not in the best interests of our stockholders for the following reasons: • The Board believes the MacKenzie offer price is significantly less than the current and potential long-term value of the shares. On October 24, 2017, the Board approved an estimated value per share of the Company’s common stock of $10.04. MacKenzie’s offer price is $2.80 per share, or 27.8%, less than this estimated value per share. • Given the offer price, the Board believes the MacKenzie Offer represents an opportunistic attempt by MacKenzie to generate profit by purchasing the shares at a deeply discounted price relative to their current estimated value, thereby depriving the stockholders who tender shares in the MacKenzie Offer of the potential opportunity to realize the full long-term value of their investment in the Company. Specifically, the Board notes the following statement in the MacKenzie materials: “ The Buyers are making this offer in view of making a profit, so the price offered is below the estimate of value as established by the Buyers… ” The Board further notes that MacKenzie previously acquired 205,545 of our shares via a prior tender offer (of up to 1,000,000 shares) and other means. • MacKenzie acknowledges it and its affiliates “are not real estate appraisers and the value of the assets may not accurately represent the current or future value of the Shares.” MacKenzie further states “No independent person was retained to evaluate or render any opinion with respect to the fairness of the Purchase Price.” The Board believes this illustrates the lack of creditability of MacKenzie’s valuation methods and the inadequacy of the offer price. • The secondary market trade prices quoted by MacKenzie in their offer to purchase are (1) more than the MacKenzie Offer and (2) transacted in a system that typically transacts at values well below net asset value. In light of the reasons considered above, the Board unanimously determined accepting the MacKenzie Offer is not advisable and is not in the best interests of the stockholders. Accordingly, the Board unanimously recommends the stockholders reject the MacKenzie Offer and NOT tender their shares for purchase pursuant to the MacKenzie Offer. “ ” ” $ “ ” Y • • “ ” • “ ” “N ” ’ • pril 18, 2018 N A I ear riffin apital Essential sset I , Inc. Stockholder: n April 18, 2018, ac enzie Capital anage ent, L and its affiliates (collectively, “ ac enzie”) co enced an unsolicited offer to purchase up to 1,000,000 shares of co on stock of riffin apital Essential sset I , Inc. (the “Co pany”) at a price of $ 7.24 per share in cash (the “ ac enzie ffer”). You should expect to receive offer aterials for the ac enzie ffer, if you have not received the already. I I G I I . fter carefully evaluating the acKenzie ffer and consulting ith our anage ent, other personnel of our external advisor and our outside legal advisor, I C R J I N . e believe the acKenzie ffer is not in the best interests of our stockholders for the follo ing reasons: • he oard believes the ac enzie offer price is significantly less than the current and potential long-ter value of the shares. n ctober 24, 2017, the Board approved an esti ate val e er share of t e any’s co o stoc of $10.04. c enzie’s offer price is $2.80 er share, or 27.8 , less tha t is esti ate val e per share. • iven the offer price, the oard believes the ac enzie Offer represents an opportunistic atte pt by ac enzie to generate profit by purchasing the shares at a deeply discounted price relative to their current esti ated value, thereby depriving the stockholders who tender shares in the acKenzie ffer of the potential opportunity to realize the full long-ter value of their invest ent in the o pany. Specifically, the oard notes the follo ing state ent in the ac enzie aterials: “ e uyers are aki g t is offer i vie of aki g a profit, so t e price offered is belo t e esti ate of val e as established by the Buyer ” e oard further notes that ac enzie previously acquired 205,545 of our shares via a prior tender offer (of up to 1,000,000 shares) and other eans. • ac enzie ackno ledges it and its affiliates “are not real estate appraisers and the value of the assets ay not accurately represent the current or future value of the Shares.” ac enzie further states “No independent person was retained to evaluate or render any opinion ith respect to the fairness of the Purchase Price.” he Board believes this illustrates the lack of creditability of ac enzie’s valuation ethods and the inadequacy of the offer price. • he secondary arket trade prices quoted by ac enzie in their offer to purchase are (1) ore than the ac enzie ffer and (2) transacted in a syste that typically transacts at values ell belo net asset value. In light of the reasons considered above, the Board unani ously deter ined accepting the ac enzie Offer is not advisable and is not in the best interests of the stockholders. ccor i gly, t e oar na i ously reco ends t e stockhol ers reject t e c enzie ffer an ten er their s ares for p rchase rsua t to t e ac enzie ffer. A ril , 2 DO OT CCEPT ACKENZIE TENDER OFFER D r Griffi C it l s ti l Ass t REIT, I . t l r: O ril , 2 , M K i it l M m t, P its ffili t s ( ll ti l , “M K i ”) mm li it ff r t p r s t 1, s r s of mm st of Griffi C it l s ti l Ass t REIT, I . (t “Com ”) at pri f $ . p r r i s (t “M K i Off r”). Y s l t t r i off r m t ri ls f r t M K i Off r, if t r i t m alr . THIS IS NOT AN OFFER FRO RIFFIN. Aft r c r f ll e l ti t M i Off r lti wit o r m m t, t r rs l of r t r l i r a r tsi l l i r, THE BOARD OF DIRECTORS OF THE O PANY ECO ENDS THAT YOU RE ECT THE MACKENZIE OFFER AND OT TENDER YOUR SHARES. W li t M i Off r is n t i t st i t r sts f o r st l rs f r t f ll wi r s: • T B r b li s t M K i off r pri is si ifi tl l ss t t rr t p t ti l l -t rm l f t s r s. O O t r , 2 , t r r stim t d v lu p f th Comp ’s mm n st k f . . Ma K i ’s ff i is p , , l ss t n this stim t d v lu s . • Gi t ff r ri , t B r li s t M K i ff r r r s ts rt isti att m t b M K i t r t r fit b r si t s r s at l dis t ri r l ti t t ir rr t estim t l , t r ri i t st l rs t r sh r s i t M i Off r of t t ti l rt it t r li t f ll l -t rm l of t ir i stm t i t C m . ifi ll , t B r n t s t f ll wi st t m t i t M K i m t ri ls: “ Th B rs r m in this ff r in i w f m in r fit, s th ri ff r is l w th stim t f v lu s est li y t s… ” Th B r f rt r t s t t M K i pr i sl ir of r s r s i ri r t r ff r ( f t s r s) t r m s. • M K i wl s it its ffili t s “ r n t r l st t r is rs t l of t ss ts m t a r t l r r s t t rr t r f t r l f t r s.” M K i f rt r st t s “N i t p r s r t i t e l t or r r i i wit r s t t t f ir ss f t r s ri .” T r b li s t is ill str t s t l of r it ilit of M K i ’s l ti m t s t i of t ff r ri . • T s r m r t tr pri s t b M K i i t ir off r t r s r ( ) m r t t M K i Off r ( ) tr s t i s st m t t t i ll tr s ts t l s w ll b l w t ss t l . I li t of t r s s si r , t r im l t rmi ti t M K i f r is n t is l is n t i t b st i t r sts of t st l rs. A din l , th B d u nim sl mm s th st ld s j t th Ma K i Off d NOT t d t i sh s f u s pu s nt t th K i Off . pril 18, 2018 N A I ear riffin apital Essential sset I , Inc. Stockholder: n April 18, 2018, ac enzie Capital anage ent, L and its affiliates (co lectively, “ ac enzie”) co enced an unsolicited offer to purchase up to 1,000,000 shares of co on stock of riffin apital Essential sset I , Inc. (the “Co pany”) at a price of $ 7.24 per share in cash (the “ ac enzie ffer”). You should expect to receive offer aterials for the ac enzie ffer, if you have not received the already. I I G I I . fter carefu ly evaluating the acKenzie ffer and consulting ith our anage ent, other personnel of our external advisor and our outside legal advisor, I C R J I N . e believe the a nzie ffer is not in the best interests of our stockholders for the fo lo ing reasons: • he oard believes the ac enzie offer price is significantly less than the current and potential long-ter value of the shares. n ctober 24, 2017, the rd approved an esti ate val e er share of t e any’s co o stoc of $10.04. c enzie’s offer price is $2.80 er share, or 27.8 , less tha t is esti ate val e per share. • iven the offer price, the oard believes the ac enzie Offer represents an opportunistic a te pt by ac enzie to generate profit by purchasing the shares at a deeply discounted price relative to their current esti ated value, thereby depriving the stockholders who tender shares in the acKenzie ffer of the potential opportunity to realize the fu l long-ter value of their invest ent in the o pany. Specifica ly, the oard notes the follo ing state ent in the ac enzie aterials: “ e uyers are aki g t is offer i vie of aki g a profit, so t e price offered is belo t e esti ate of val e as established by the Buyer ” e oard further notes that ac enzie previously acquired 205,545 of our shares via a prior tender offer (of up to 1,000,000 shares) and other eans. • ac enzie ackno ledges it and its affiliates “are not real estate appraisers and the value of the assets ay not accurately represent the current or future value of the Shares.” ac enzie further states “No independent person was retained to evaluate or render any opinion ith respect to the fairness of the Purchase Price.” he Board believes this i lustrates the lack of creditability of ac enzie’s valuation ethods and the inadequacy of the offer price. • he secondary arket trade prices quoted by ac enzie in their offer to purchase are (1) ore than the ac enzie ffer and (2) transacted in a syste that typica ly transacts at values e l belo net asset value. In light of the reasons considered above, the Board unani ously deter ined accepting the ac enzie Offer is not advisable and is not in the best interests of the stockholders. ccor i gly, t e oar na i ously reco ends t e stockhol ers reject t e c enzie ffer an ten er their s ares for p rchase rsua t to t e ac enzie ffer. Griffin Capital Plaza | 1520 E. Grand Avenue | El Segundo, CA 90245 | 310.469.6100 | www.griffincapital.com D r Valued Shareholder: We are pleased to provide you with the enclosed Griffin Capital Essential Asset REIT II (GCEAR2) First Quarter 2016 Investor Update. Please note, that we inadvertently distributed to some of you an investor update from a different company sponsored by Griffin Capital Corporation, Griffin Capital Essential Asset REIT, Inc. (GCEAR). If you received this, please disregard and use the enclosed as your quarterly update. We continue to add investment grade tenants(1) to our rowing po tfolio and look forward to keeping you informed of all transactions in your next quarterly update. Kevin A. Shields Chairman nd CEO Griffin Capital Corpor tion (1) We intend to invest in properties leased to blue chip tenants and/or companies with inv stmen grade credit ratings. There is no guarantee all of our properties will be leased to blue chi tenants or companies with investment grade credit ratings. Blue chip companies are well-known and respected publicly traded companies that typically make up the Dow Jones group of companies. Blue chip and investment grade descriptions are hose of either tenants nd/or guarantor wi h investment gr de credit r tings or w ose non-guar ntor parent companies h v investm nt grade credit atings. 45145_GCEAR Response_r1.indd 2 4/17/18 8:37 AM

The Board acknowledges that, as of September 30, 2017, the Company reached the annual share limit under the share redemption program (“SRP”) for 2017 . The Company opened the SRP redemption window beginning on January 1, 2018. Please see the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2018 for additional details regarding the SRP. The Board will continue to consider the liquidity available to stockholders going forward, balanced with other long-term interests of the stockholders and the Company. It is possible that in the future additional liquidity will be made available by the Company through the SRP, issuer tender offers or other methods, though we can make no assurances as to whether that will happen, or the timing or terms of any such liquidity. The Board notes that each stockholder must evaluate whether to tender his or her shares in the MacKenzie Offer and that an individual stockholder may determine to tender based on, among other considerations, such stockholder’s individu al liquidity needs. In making a decision as to whether to tender his or her shares in the MacKenzie Offer, each stockholder should keep in mind that (a) the SRP has certain restrictions and limitations and (b) the Board makes no assurances with respect to (i) future distributions (which can change periodically) or (ii) the timing of providing liquidity to the stockholders. The Board believes any offer significantly less than the Company’s current estimated value per share, such as the current MacKenzie Offer, is not in the best interests of our stockholders. Any communication from the Board or the Company will be clearly indicated as such and will not be sent on our behalf by a third party. We appreciate your trust in the Company and its Board of Directors and thank you for your continued support. WE ENCOURAGE YOU TO FOLLOW THE BOARD OF DIRECTORS’ RECOMMENDATION AND NOT TENDER YOUR SHARES IN THE MACKENZIE OFFER. Sincerely, Kevin A. Shields Chairman of the Board and Chief Executive Officer Griffin Capital Essential Asset REIT, Inc. 45145_GCEAR Response_r1.indd 3 4/17/18 8:37 AM